UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Finnovate Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Finnovate Acquisition Corp.
The White House

20 Genesis Close, George Town,

Grand Cayman KY1 1208, Cayman Islands

April 27, 2023

Dear Shareholders:

On behalf of the board of directors (the “Board”) of Finnovate Acquisition Corp. (the “Company”), I invite you to attend an extraordinary general meeting (the “Meeting”) of the Company. The Meeting will be held at 9:00 a.m. Eastern Time/ 3:00 p.m. local (Israel) time on May 8, 2023. The Company will be holding the Meeting at the office of Ryze Beyond Ltd at 6 Yitzhak Sadeh Street, Tel Aviv-Yafo, 677750, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/finnovateacquisition/2023. The Notice of Meeting of Shareholders, the proxy statement and the proxy card that each accompany this letter are also available at https://www.cstproxy.com/finnovateacquisition/2023.

As discussed in the enclosed proxy statement, the purpose of the Meeting is to consider and vote upon the following proposals:

1.	Proposal No. 1 — A proposal to approve, by way of special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date by which the Company has to consummate a business combination (the “Articles Extension”) from May 8, 2023 (the “Termination Date”) to May 8, 2024 or such earlier date as may be determined by the Board in its sole discretion (the “Articles Extension Date,” such proposal, the “Articles Extension Proposal”). A copy of the proposed amendment to the Articles is set forth in Annex A to the accompanying proxy statement;

2.	Proposal No. 2 — A proposal to approve, by way of special resolution, an amendment to the Company’s Articles to provide for the right of a holder of Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) to convert such shares into Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Conversion Amendment,” such proposal, the “Conversion Amendment Proposal” and together with the Articles Extension Proposal, the “Charter Proposals”); and

3.	Proposal No. 3 — A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension. The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve any of the other proposals.

Each of the proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. In addition to considering and voting on the foregoing proposals, members of the Company’s management will be available at the Meeting to discuss the consolidated financial statements of the Company for the fiscal year ended December 31, 2022 filed on Form 10-K, and to answer questions of shareholders regarding the Company’s current affairs.

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The primary purpose of the Articles Extension Proposal is to provide us with additional time to complete a business combination. Our efforts to complete a business combination will involve: (1) entering into a definitive business combination agreement; (2) filing a registration statement containing a proxy statement/prospectus for a shareholders meeting to approve our initial business combination and completing the review process of the Securities and Exchange Commission with respect to that filing, (3) establishing a meeting date and record date for a shareholders meeting to approve a business combination, and distributing proxy materials to shareholders; and (4) holding the meeting to approve an initial business combination. Without the Articles Extension, we believe that we will not be able to complete an initial business combination on or before the Termination Date. If that were to occur, the Company would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of the Company and its shareholders to extend the date by which the Company has to consummate an initial business combination to the Articles Extension Date in order for our shareholders to have the opportunity to participate in an investment in the combined company. If a suitable business combination is timely identified, the Company intends to hold the above-referenced shareholders meeting prior to the expiration of the Articles Extension in order to seek shareholder approval of an initial business combination. In addition, the Board believes that it is advantageous for the Board to be able to determine, in its sole discretion, whether to liquidate and dissolve the Company at an earlier date. Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension.

The purpose of the Conversion Amendment Proposal is to allow the holders of Class B ordinary shares to convert their Class B ordinary shares at any point in time prior to an initial business combination. Together with the Articles Extension Proposal, this additional proposal will give the Company further flexibility to retain shareholders and meet Nasdaq continued listing requirements in the event that the Articles Extension is approved and redemptions otherwise cause the Company to no longer be in compliance with Nasdaq’s listing standards.

Only holders of record of our Class A ordinary shares and Class B ordinary shares (collectively, the “ordinary shares”) at the close of business on April 14, 2023 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

Our Board has considered and approved the proposals, and recommends that shareholders vote in favor of each proposal. Approval of each of the Articles Extension Proposal and Conversion Amendment Proposal requires a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Company’s ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. Approval of the Adjournment Proposal requires an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. All of the Class B ordinary shares in the capital of the Company are currently held by Finnovate Sponsor L.P. (the “Sponsor”) and the Company’s three independent directors.

In connection with the Articles Extension Proposal, holders (“public shareholders”) of the Company’s Class A ordinary shares that were sold in our initial public offering (the “IPO”) (“Public Shares”) may elect to redeem their Public Shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the IPO, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, regardless of whether or how such public shareholders vote on the proposals at the Meeting. However, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approvals and we determine to implement the Articles Extension.

You are not being asked to vote on any business combination at this time. If the Articles Extension Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares if and when a business combination proposal is submitted to shareholders for approval, subject to any limitations set forth in our Articles. In addition, public shareholders who do not make the Election will be entitled to have their Public Shares redeemed for cash if the Company has not completed a business combination before the expiration of the Articles Extension, subject to any limitations set forth in our Articles.

On April 27, 2023, we entered into an agreement (the “Investment Agreement”) with the Sponsor and Sunorange Limited (the “Investor”), pursuant to which, subject to approval of the Charter Proposals and other closing conditions, including but not limited to a minimum of $30 million remaining in the Trust Account after accounting for all Elections, Investor and its designees shall acquire partnership interests in the Sponsor and Class B ordinary shares directly held by certain Company directors, which combined interests will entitle Investor to receive, in the aggregate, 3,557,813 Class B ordinary shares and 6,160,000 Private Placement Warrants, and we shall introduce a change in management and the board as follows: (i) Calvin Kung shall replace David Gershon as Chairman of the Board and Chief Executive Officer and Tommy Chiu Wang Wong shall replace Ron Golan as Chief Financial Officer and director, effective upon closing of the Investment (as defined herein), (ii) Jonathan Ophir and Uri Chaitchik shall tender their resignations as Chief Investment Officer and Senior Consultant, respectively, effective upon closing of the Investment, and (ii) Mitch Garber, Gustavo Schwed and Nadav Zohar shall tender their resignations as directors, to be effective upon expiration of all applicable waiting periods under Section 14(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14f-1 thereunder (such period of time being referred to herein as the “Waiting Period”), and whose vacancies shall be filled by individuals to be designated by the Investor and effective upon expiration of the Waiting Period (such new officers and directors collectively referred to herein as the “New Management”). Investor’s acquisition of partnership interests and related Class B ordinary shares, the change to New Management, and other transactions contemplated by the Investment Agreement are hereinafter referred to as the “Investment.” Upon the consummation of the Investment, the Investor will contribute Loans (as defined herein) to support the Articles Extension and shall assume up to $550,000 of vendor payables currently outstanding by the Company plus the cost of preparing this proxy statement and the matters discussed herein.

If the Charter Proposals are approved, the Investment is consummated and the Articles Extension is implemented, then in accordance with the Trust Agreement, the Company’s trust account (the “Trust Account”) will not be liquidated (other than to effectuate the redemptions described above) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the expiration of the period of the Articles Extension. Notwithstanding shareholder approval of the Articles Extension Proposal, our Board will retain the right to abandon and not implement the Articles Extension at any time without any further action by our shareholders.

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To exercise your redemption rights, you must tender your shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent, prior to 5:00 p.m. Eastern Time on May 4, 2023 (two business days prior to the Meeting). You may tender your shares by delivering or tendering your shares (and share certificate(s) (if any) and other redemption forms) electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its Public Shares.

Holders of units must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so.

If the Articles Extension Proposal is approved, the Articles Extension is implemented and all other closing conditions to the Investment have been satisfied or waived, then, pursuant to the Investment Agreement, the Investor (or its designees) will contribute to us loans (the “Loans”) of the lesser of (x) $100,000 or (y) $0.033 for each public share that is not redeemed (such amount, the “Monthly Amount”) for each calendar month (commencing on May 8, 2023 and ending on the 8th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination until May 8, 2024. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Articles Extension and the length of the extension period that will be needed to complete an initial business combination. If more than 3,000,000 public shares remain outstanding after redemptions in connection with the Articles Extension, then the amount paid per share will be reduced proportionately. For example, if we complete an initial business combination on February 8, 2024, which would represent nine calendar months, no public shares are redeemed and all of our public shares remain outstanding in connection with the Articles Extension, then the aggregate amount deposited per share will be approximately $0.052 per share, with the aggregate maximum contribution to the Trust Account being $900,000. However, if 14,400,000 public shares are redeemed and 3,000,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such nine-month period will be approximately $0.297 per share.

Assuming the Articles Extension is implemented and the Investment is consummated, the Investor will initially loan up to $300,000 to support the first three months of the Articles Extension from May 9, 2023 through August 8, 2023, which amount will be deposited in the Trust Account on or about May 8, 2023. Each additional Monthly Amount for successive months will be deposited in the Trust Account within seven calendar days from the 8th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Articles Extension. The Loans will not occur if the Articles Extension Proposal is not approved or the Investment is not consummated. The amount of the Loans will not bear interest and will be repayable by us to the Investor or its designees upon consummation of an initial business combination.

At the election of the Investor, the unpaid principal amount of the loan may be converted into warrants of the Company identical to the warrants issued to the Sponsor in connection with the private placement that closed contemporaneously with the Company’s initial public offering, at a conversion price of $1.00 per warrant. The Board will have the sole discretion whether to continue extending for additional calendar months past May 8, 2023 until the Articles Extension Date, and if the Board determines not to continue extending for additional calendar months, the obligation to make additional Monthly Amounts will terminate and the Company liquidate and dissolve promptly thereafter.

Additionally, if the Conversion Amendment Proposal is approved and implemented, the closing of the Investment is conditioned upon holders of Class B ordinary shares shall convert an aggregate of 4,312,499 Class B ordinary shares into 4,312,499 Class A ordinary shares (the “Founder Conversion”), with the Sponsor retaining one Class B ordinary share. The 4,312,499 Class A ordinary shares issued to our Sponsor in connection with the Founder Conversion and the Class B ordinary that would continue to be owned by our Sponsor are collectively referred to herein, where the context warrants after the Founder Conversion, as the “Founder Shares”. The Founder Shares following the Founder Conversion will be subject to the same restrictions as the Class B ordinary shares before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial Business Combination as described in the prospectus for our IPO.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

The Company estimates that the per-share pro rata portion of the Trust Account will be approximately $10.40 at the time of the Meeting. The closing price of the Company’s ordinary shares on the Nasdaq Global Market on April 24, 2023 was $10.45. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their Public Shares.

After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Meeting, the Articles Extension Proposal, the Conversion Amendment Proposal and the Adjournment Proposal. Whether or not you plan to participate in the Meeting virtually or in person, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ David Gershon
David Gershon
CEO and Chairman of the Board
April 27, 2023

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Finnovate Acquisition Corp.

The White House

20 Genesis Close, George Town,

Grand Cayman KY1 1208, Cayman Islands

NOTICE OF EXTRAORDINARY GENERAL MEETING

OF

Finnovate Acquisition Corp.

TO BE HELD ON MAY 8, 2023

To the Shareholders of Finnovate Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Meeting”) of Finnovate Acquisition Corp., a Cayman Islands exempted company (the “Company,” “we” or “us”), will be held on May 8, 2023, at 9:00 a.m. Eastern Time/ 3:00 p.m. local (Israel) time. The Company will be holding the Meeting at the office of Ryze Beyond Ltd at 6 Yitzhak Sadeh Street, Tel Aviv-Yafo, 677750, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/finnovateacquisition/2023.

The purpose of the Meeting will be to consider and vote upon the following proposals:

1.	Proposal No. 1 — A proposal to approve, by way of special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date by which the Company has to consummate a business combination (the “Articles Extension”) from May 8, 2023 (the “Termination Date”) to May 8, 2024 or such earlier date as may be determined by the Board in its sole discretion (the “Articles Extension Date,” such proposal, the “Articles Extension Proposal”). A copy of the proposed amendment to the Articles is set forth in Annex A to the accompanying proxy statement;

2.	Proposal No. 2 — A proposal to approve, by way of special resolution, an amendment to the Company’s Articles to provide for the right of a holder of Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) to convert such shares into Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Conversion Amendment,” such proposal, the “Conversion Amendment Proposal” and together with the Articles Extension Proposal, the “Charter Proposals”); and

3.	Proposal No. 3 — A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

On April 27, 2023, we entered into an agreement (the “Investment Agreement”) with the Sponsor and Sunorange Limited (the “Investor”), pursuant to which, subject to approval of the Charter Proposals and other closing conditions, including but not limited to a minimum of $30 million remaining in the Trust Account after accounting for all Elections, Investor and its designees shall acquire partnership interests in the Sponsor and Class B ordinary shares directly held by certain Company directors, which combined interests will entitle Investor to receive, in the aggregate, 3,557,813 Class B ordinary shares and 6,160,000 Private Placement Warrants, and we shall introduce a change in management and the board as follows: (i) Calvin Kung shall replace David Gershon as Chairman of the Board and Chief Executive Officer and Tommy Chiu Wang Wong shall replace Ron Golan as Chief Financial Officer and director, effective upon closing of the Investment (as defined herein), (ii) Jonathan Ophir and Uri Chaitchik shall tender their resignations as Chief Investment Officer and Senior Consultant, respectively, effective upon closing of the Investment, and (ii) Mitch Garber, Gustavo Schwed and Nadav Zohar shall tender their resignations as directors, to be effective upon expiration of all applicable waiting periods under Section 14(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14f-1 thereunder (such period of time being referred to herein as the “Waiting Period”), and whose vacancies shall be filled by individuals to be designated by the Investor and effective upon expiration of the Waiting Period (such new officers and directors collectively referred to herein as the “New Management”). Investor’s acquisition of partnership interests and related Class B ordinary shares, the change to New Management, and other transactions contemplated by the Investment Agreement are hereinafter referred to as the “Investment.” Upon the consummation of the Investment, the Investor will contribute Loans (as defined herein) to support the Articles Extension and shall assume up to $550,000 of vendor payables currently outstanding by the Company plus the cost of preparing this proxy statement and the matters discussed herein.

If the Articles Extension is implemented and all other closing conditions to the Investment have been satisfied or waived, then, pursuant to the Investment Agreement, the Investor has informed us that it (or its designees) intends to contribute to us loans (the “Loans”) of the lesser of (x) $100,000 or (y) $0.033 for each public share that is not redeemed (such amount, the “Monthly Amount”) for each calendar month (commencing on May 8, 2023 and ending on the 8th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination until May 8, 2024. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Articles Extension and the length of the extension period that will be needed to complete an initial business combination. If more than 3,000,000 public shares remain outstanding after redemptions in connection with the Articles Extension, then the amount paid per share will be reduced proportionately. For example, if we complete an initial business combination on February 8, 2024, which would represent nine calendar months, no public shares are redeemed and all of our public shares remain outstanding in connection with the Articles Extension, then the aggregate amount deposited per share will be approximately $0.052 per share, with the aggregate maximum contribution to the Trust Account being $900,000. However, if 14,400,000 public shares are redeemed and 3,000,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such nine-month period will be approximately $0.297 per share.

Assuming the Articles Extension implemented and the Investment is consummated, the Investor will initially loan up to $300,000 to support the first three months of the Articles Extension from May 9, 2023 through August 8, 2023, which amount will be deposited in the Trust Account on or about May 8, 2023. Each additional Monthly Amount for successive months will be deposited in the Trust Account within seven calendar days from the 8th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Articles Extension. The Loans will not occur if the Articles Extension Proposal is not approved. The amount of the Loans will not bear interest and will be repayable by us to the Investor or its designees upon consummation of an initial business combination.

At the election of the Investor, the unpaid principal amount of the loan may be converted into warrants of the Company identical to the warrants issued to the Sponsor in connection with the private placement that closed contemporaneously with the Company’s initial public offering, at a conversion price of $1.00 per warrant. The Board will have the sole discretion whether to continue extending for additional calendar months past May 8, 2023 until the Articles Extension Date, and if the Board determines not to continue extending for additional calendar months, the obligation to make additional Monthly Amounts will terminate and the Company liquidate and dissolve promptly thereafter.

Additionally, if the Conversion Amendment Proposal is approved and implemented, the closing of the Investment is conditioned upon holders of Class B ordinary shares shall convert an aggregate of 4,312,499 Class B ordinary shares into 4,312,499 Class A ordinary shares (the “Founder Conversion”), with the Sponsor retaining one Class B ordinary share. The 4,312,499 Class A ordinary shares issued to our Sponsor in connection with the Founder Conversion and the Class B ordinary that would continue to be owned by our Sponsor are collectively referred to herein, where the context warrants after the Founder Conversion, as the “Founder Shares”. The Founder Shares following the Founder Conversion will be subject to the same restrictions as the Class B ordinary shares before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial Business Combination as described in the prospectus for our IPO.

The Board has fixed the close of business on April 14, 2023 as the record date for the Meeting and only holders of shares in the capital of the Company of record at that time will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

Sincerely,

/s/ David Gershon
David Gershon
Chairman of the Board

Dated: April 27, 2023

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO PARTICIPATE VIRTUALLY IN THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE PROPOSALS INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THIS NOTICE OF EXTRAORDINARY GENERAL MEETING AND PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/FINNOVATEACQUISITION/2023. WE ARE FIRST MAILING THESE MATERIALS TO OUR SHAREHOLDERS ON OR ABOUT APRIL 28, 2023.

5

Finnovate Acquisition Corp.

THE WHITE HOUSE

20 GENESIS CLOSE, GEORGE TOWN,

GRAND CAYMAN KY1 1208, CAYMAN ISLANDS

i

Finnovate Acquisition Corp.

PROXY STATEMENT

FOR AN EXTRAORDINARY GENERAL MEETING OF THE COMPANY

To be held at 9:00 a.m. Eastern Time/ 3:00 p.m. Israel time on May 8, 2023

The information provided in the Questions and Answers below are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Why am I receiving this proxy statement?

This proxy statement of Finnovate Acquisition Corp. (the “Company,” “we” or “us”) and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (the “Board”) for use at an extraordinary general meeting of the Company (the “Meeting”), or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

We are a blank check company incorporated on March 15, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (our “initial business combination”). Our sponsor is Finnovate Sponsor L.P., a Delaware limited partnership, which we refer to herein as our “Sponsor”.

In November 2021, we consummated our initial public offering (the “IPO”) from which we derived gross proceeds of $172.5 million, including proceeds from the full exercise of the underwriters’ over-allotment option. These funds as well as a portion of the $8,800,000 in proceeds from the sale of private placement warrants at the time of the IPO were placed in a trust account administered by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”), such that the trust account held an aggregate of $175,900,000, or $10.20 per public unit, as of November 12, 2021. Like most blank check companies’ governing documents, our amended and restated articles of association (the “Articles”) provide for the return of the IPO proceeds held in trust to the holders of publicly-held Class A ordinary shares (“Public Shares”) if there is no qualifying business combination consummated on or before a certain date. In our case, such certain date is May 8, 2023 (i.e., upon the expiration of the 18-month period following the consummation of the IPO, which period we refer to as the “business combination period”). If the Articles Extension Proposal is approved, the business combination period will instead be extended until May 8, 2024 or such earlier date as may be determined by the Board in its sole discretion (the “Articles Extension Date). Our Board believes that it is in the best interests of the Company and its shareholders to extend the business combination period until that date. Therefore, the Board is submitting the proposals described in this proxy statement for the shareholders to vote upon.

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What is being voted on?

You are being asked to vote on the following proposals:

(iii)	Proposal No. 1 — A proposal to approve, by way of special resolution, an amendment to our Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date by which the Company has to consummate a business combination (the “Articles Extension”) from May 8, 2023 (the “Termination Date”) to May 8, 2024 or such earlier date as may be determined by the Board in its sole discretion (the “Articles Extension Date,” such proposal, the “Articles Extension Proposal”). A copy of the proposed amendment to the Articles is set forth in Annex A to the accompanying proxy statement;

(ii) Proposal No. 2  — A proposal to approve, by way of special resolution, an amendment to the Company’s Articles to provide for the right of a holder of Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) to convert such shares into Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (“the “Conversion Amendment”) (the “Conversion Amendment Proposal” and together with the Articles Extension Proposal, the “Charter Proposals”); and

(iii) Proposal No. 3 — A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

What is the purpose of the Articles Extension?

The primary purpose of the Articles Extension is to provide us with additional time to complete a business combination. Our efforts to complete a business combination will involve: (1) entering into a definitive business combination agreement; (2) filing a Registration Statement for our initial business combination, (3) establishing a meeting date and record date for a meeting to approve a business combination, and distributing proxy materials to shareholders; and (4) holding the meeting to approve an initial business combination. Without the Articles Extension, we believe that we will not be able to complete an initial business combination on or before the Termination Date. If that were to occur, the Company would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of the Company and its shareholders to extend the date by which the Company has to consummate an initial business combination to the Articles Extension Date in order for our shareholders to have the opportunity to participate in an investment in the combined company. If a suitable business combination is timely identified, the Company intends to hold another shareholder’s meeting prior to the expiration of the Articles Extension in order to seek shareholder approval of an initial business combination. In addition, the Board believes that it is advantageous for the Board to be able to determine, in its sole discretion, to determine to liquidate and dissolve the Company at an earlier date.

Why is the Company proposing the Articles Extension Proposal?

The Company’s IPO prospectus and Articles provide that the Company initially has until May 8, 2023 (the date which is 18 months after the consummation of the IPO) to complete our initial business combination. If the Articles Extension Proposal is approved, the business combination period will be extended to the Articles Extension Date.

The purpose of the Articles Extension Proposal is to allow us additional time to complete an initial business combination. The Company believes that given its expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to participate in an investment in a combined company.

Why should I vote “FOR” the Articles Extension Proposal?

Our Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Articles Extension to extend the date by which the Company may complete an initial business combination. Your vote in favor of the Articles Extension Proposal is required for the Company to implement the Articles Extension.

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The Company’s existing Articles provide that if the Company’s shareholders approve an amendment to the Company’s Articles that would affect the substance or timing of the Company’s obligation to redeem Public Shares if the Company does not complete its initial business combination before May 8, 2023, the Company will provide holders of its Public Shares (“public shareholders”) with the opportunity to redeem, subject to the redemption limitation as described in the Company’s Articles, all or a portion of their Public Shares upon such approval (an election for such a redemption, an “Election”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. This Articles provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination during the business combination period. If you do not elect to redeem your Public Shares, you will retain the right to vote on an initial business combination in the future and the right to redeem your Public Shares in connection with an initial business combination.

If the Articles Extension Proposal is approved and the Articles Extension is implemented, the Investor has informed us that it (or its designees) intends to contribute to us loans (the “Loans”) of the lesser of (x) $100,000 or (y) $0.033 for each public share that is not redeemed (such amount, the “Monthly Amount”) for each calendar month (commencing on May 8, 2023 and ending on the 8th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination until May 8, 2024. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Articles Extension and the length of the extension period that will be needed to complete an initial business combination. If more than 3,000,000 public shares remain outstanding after redemptions in connection with the Articles Extension, then the amount paid per share will be reduced proportionately. For example, if we complete an initial business combination on February 8, 2024, which would represent nine calendar months, no public shares are redeemed and all of our public shares remain outstanding in connection with the Articles Extension, then the aggregate amount deposited per share will be approximately $0.052 per share, with the aggregate maximum contribution to the Trust Account being $900,000. However, if 14,400,000 public shares are redeemed and 3,000,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such nine-month period will be approximately $0.297 per share.

Assuming the Articles Extension Proposal is approved and implemented and the Investment is consummated, the Investor will initially loan up to $300,000 to support the first three months of the Articles Extension from May 9, 2023 through August 8, 2023, which amount will be deposited in the Trust Account on or about May 8, 2023. Each additional Monthly Amount for successive months will be deposited in the Trust Account within seven calendar days from the 8th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Articles Extension. The Loans will not occur if the Articles Extension Proposal is not approved. The amount of the Loans will not bear interest and will be repayable by us to the Investor or its designees upon consummation of an initial business combination.

At the election of the Investor, the unpaid principal amount of the loan may be converted into warrants of the Company identical to the warrants issued to the Sponsor in connection with the private placement that closed contemporaneously with the Company’s initial public offering, at a conversion price of $1.00 per warrant. The Board will have the sole discretion whether to continue extending for additional calendar months past May 8, 2023 until the Articles Extension Date, and if the Board determines not to continue extending for additional calendar months, the obligation to make additional Monthly Amounts will terminate and the Company liquidate and dissolve promptly thereafter.

Our Board recommends that you vote in favor of the Articles Extension Proposal but expresses no opinion as to whether you should redeem your Public Shares. Public shareholders may elect to redeem their Public Shares regardless of whether or how they vote on the proposals at the Meeting; however, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approval and we determine to implement the Articles Extension.

Why is the Company proposing the Conversion Amendment Proposal?

The purpose of the Conversion Amendment is to allow the holders of Class B ordinary shares to convert such shares at any point in time prior to the initial business combination. Together with the Articles Extension Proposal, this additional proposal will give the Company further flexibility to retain shareholders and meet continued listing requirements of Nasdaq in the event that the Articles Extension Proposal is approved.

Why should I vote for the Conversion Amendment Proposal?

Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with approval of the Articles Extension Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions. By allowing holders of our Class B ordinary shares to convert such shares to Class A ordinary shares, we will have greater flexibility to maintain compliance with Nasdaq’s continued listing requirements.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

What is the Investment and what effect does it have on the management of the Company?

On April 27, 2023, we entered into the Investment Agreement with the Sponsor and the Investor, pursuant to which, subject to approval of the Charter Proposals and other closing conditions, including but not limited to those closing conditions described herein, Investor and its designees shall acquire partnership interests in the Sponsor and Class B ordinary shares directly held by certain Company directors, which combined interests will entitle Investor to receive, in the aggregate, 3,557,813 Class B ordinary shares and 6,160,000 Private Placement Warrants, and we shall introduce a change in management and the board as follows: (i) Calvin Kung shall replace David Gershon as Chairman of the Board and Chief Executive Officer and Tommy Chiu Wang Wong shall replace Ron Golan as Chief Financial Officer and director, effective upon closing of the Investment, (ii) Jonathan Ophir and Uri Chaitchik shall tender their resignations as Chief Investment Officer and Senior Consultant, respectively, effective upon closing of the Investment, and (ii) Mitch Garber, Gustavo Schwed and Nadav Zohar shall tender their resignations as directors, to be effective upon expiration of the Waiting Period. Upon the consummation of the Investment, the Investor will contribute Loans (as defined herein) to support the Articles Extension and shall assume up to $550,000 of vendor payables currently outstanding by the Company plus the cost of preparing this proxy statement and the matters discussed herein. Investor shall be entitled to receive additional Founder Shares to the extent that liabilities incurred by the Company (excluding the cost of preparing this proxy statement and the matters discussed herein) prior to the closing of the Investment exceed $550,000. We believe the Investment gives the Company a better chance to complete an initial Business Combination.

The consummation of the Investment is subject to a number of other closing conditions, including but not limited to: (i) a minimum of $30 million remaining in the Trust account after redemptions in connection with the Meeting, (ii) the Company obtaining or extending a D&O insurance policy on terms satisfactory to the parties, (iii) the conversion of Class B ordinary shares into Class A ordinary shares as needed to retain shareholders and meet continued listing requirements of Nasdaq in the event that the Articles Extension Proposal is approved; (iv) the amendment of the Sponsor’s existing limited partnership agreement; (v) the transfer of 61,875 Founder Shares from certain Company directors to the Investor or its designees; and (vi) the cancellation of an outstanding $550,000 loan from the Sponsor and the reduction of certain advisory fees to be due upon the closing of a Business Combination to EarlyBirdCapital, Inc., the Company’s IPO underwriter (“EarlybirdCapital”).

The Investor is controlled by Tommy Chiu Wong, and upon consummation of the Investment, Mr. Wong shall control a majority of the economic interests of Sponsor.

How do the Company insiders intend to vote their shares?

All of the Company’s directors and their respective affiliates are expected to vote all shares over which they have voting control in favor of all proposals being presented at the Meeting.

Our Sponsor, directors and officers have entered into a letter agreement with us pursuant to which they have agreed to vote any shares owned by them in favor of any proposed initial business combination and to waive their redemption rights with respect to their shares in connection with (i) the completion of our initial business combination or (ii) a shareholder vote to approve an amendment to our Articles (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within 18 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity. None of our Sponsor or directors are entitled to redeem the Class B ordinary shares, par value $0.0001 per share, held by them prior to our IPO (the “Founder Shares”).

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On the record date, our Sponsor and directors beneficially owned and were entitled to vote an aggregate of 4,312,500, or approximately 19.9%, of the Company’s issued and outstanding ordinary shares.

Subject to applicable securities laws, the Sponsor or the Company’s executive officers, directors or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such shareholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor or the Company’s executive officers, directors purchase Public Shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares and any proxy to vote against our initial business combination.

To the extent any such purchases by the Sponsor or the Company’s executive officers, directors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Meeting the following: (i) the number of Public Shares purchased outside of the redemption offer, along with the purchase price(s) for such Public Shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Articles Extension Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor or the Company’s executive officers, directors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such Public Shares; and (v) the number of Public Shares for which we have received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of approving the Articles Extension Proposal, or otherwise limit the number of Public Shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Articles Extension to be effectuated in circumstances where it could not otherwise occur. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

We hereby represent that any of our securities purchased by the Sponsor or the Company’s executive officers, directors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Articles Extension Proposal or the Conversion Amendment Proposal.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the proposals are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” the proposals.

What vote is required to adopt the Articles Extension Proposal, the Conversion Amendment Proposal and the Adjournment Proposal?

Approval of each of the Articles Extension Proposal and the Conversion Amendment Proposal will require a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Company’s ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

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The Adjournment Proposal requires an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

When would the Board abandon the Articles Extension?

Our Board will abandon the Articles Extension if our shareholders do not approve the Articles Extension Proposal. If we abandon the Articles Extension, public shareholders will not have their Public Shares redeemed in connection with the Meeting. Additionally, if the Investment does not close, our Board will abandon and not implement the Articles Extension.

Who will run the Company if the Articles Extension is approved?

On April 27, 2023, the Company entered into the Investment Agreement pursuant to which, if the Articles Extension is approved and the Investment is consummated, we shall effect a change in management and board as follows: (i) Calvin Kung shall replace David Gershon as Chairman of the Board and Chief Executive Officer and Tommy Chiu Wang Wong shall replace Ron Golan as Chief Financial Officer and director, effective upon closing of the Investment (as defined herein), (ii) Jonathan Ophir and Uri Chaitchik shall tender their resignations as Chief Investment Officer and Senior Consultant, respectively, effective upon closing of the Investment, and (ii) Mitch Garber, Gustavo Schwed and Nadav Zohar shall tender their resignations as directors, to be effective upon expiration of the Waiting Period, and whose vacancies shall be filled by individuals to be designated by the Investor and effective upon expiration of the Waiting Period. Thereafter, the New Management will continue the Company’s efforts to locate a suitable target business with which to consummate a Business Combination until the Articles Extension Date.

Calvin Kung, 38, will be assuming the role of Chief Executive Officer, is a director-nominee and has been nominated as Chairman of the Board. He recently served as a senior director at GDS Holdings Limited, a developer and operator of high-performance data centers in mainland China and Hong Kong from June 2020 to March 2023. During his tenure at GDS, Mr. Kung coordinated its secondary listing on the Hong Kong Stock Exchange, and the release of its sustainability strategy and inaugural ESG report. He assisted with other projects at GDS across operations, finance, legal and investor relations. From February 2017 to June 2020, Mr. Kung was director at RADII, a media and entertainment platform. Prior to joining RADII, Mr. Kung worked as a corporate attorney in Beijing and New York with a focus on capital markets. He began his career in credit research at Goldman Sachs & Co. in New York. Mr. Kung received a bachelor’s degree from Duke University and Juris Doctor from Northwestern University. We believe he is well qualified to serve on our Board due to his extensive industry, investment research, financial market and related experience.

Tommy Chiu Wang Wong, 49, will be assuming the role of Chief Financial Officer and is a director-nominee. Mr. Wong is a seasoned finance and investment professional with more than 20 years of experience. Since November 2012, Mr. Wong has worked at Yitian Group in various roles, and most recently as a vice president with responsibility for urban renewal projects. During his tenure, Mr. Wong led negotiations with numerous stakeholders and overseen various managerial finance and property management functions. From August 2004 to October 2012, he worked at Safe Chemical, a Hong Kong-based chemicals company, as general manager. Mr. Wong was also a business development manager at iiLcorp Limited, a communications firm from January 2003 to August 2004. Mr. Wong received his Bachelor of Science degree from the Chinese University of Hong Kong and was a visiting student at the University California, Los Angeles. He received a Master of Public Affairs from Indiana University with a concentration in Information Systems and Public Finance. We believe he is well qualified to serve as our Chief Financial Officer due to his extensive managerial finance related experience.

What happens if I sell my ordinary shares or units of the Company before the Meeting?

The April 14, 2023 record date is earlier than the date of the Meeting. If you transfer your Public Shares after the record date but before the Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Meeting. If you transfer your Public Shares prior to the record date, you will have no right to vote those shares at the Meeting.

Will the Company seek any further extensions to liquidate the Trust Account?

Other than the Articles Extension Proposal, until the expiration of the Articles Extension as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate an initial business combination.

What happens if the Articles Extension Proposal is not approved?

If the Articles Extension Proposal is not approved, and we do not consummate the initial business combination by May 8, 2023, we will be required to liquidate and dissolve our Trust Account by returning the then-remaining funds in such account to the public shareholders.

The Sponsor and directors have waived their rights to participate in any liquidation distribution with respect to their Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s public warrants or private warrants, which will expire worthless in the event we wind up.

Additionally, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approval and we determine to implement the Articles Extension.

What happens if the Conversion Amendment Proposal is not approved?

If the Conversion Amendment Proposal is not approved, we will not amend our Articles to provide for the ability of holders of our Class B ordinary shares to convert such shares to Class A ordinary shares at the holder’s election. Instead, the Class B ordinary shares would only become convertible upon consummation of a business combination. In the event the Articles Extension Proposal is approved and shareholder redemptions are processed in connection with such approvals, we may not have enough Class A ordinary shares outstanding to remain in compliance with Nasdaq continued listing standards, and Nasdaq may delist our securities. If Nasdaq delists our securities, we may have greater difficulty in completing a business combination. Additionally, unless Investor waives the closing condition for holders of Class B ordinary shares to convert all but one Class B ordinary shares, the Investment will not be consummated.

If the Articles Extension Proposal and Conversion Amendment Proposal are approved, what happens next?

Subject to (i) the approval of the Articles Extension Proposal by a special resolution being the affirmative vote of the holders of a majority of at least two-thirds of the Company’s ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting; and (ii) consummation of the Investment, the Company will file an amendment to the Articles with the Registrar of Companies of the Cayman Islands in the form of Annex A hereto. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended, and its units, Public Shares and public warrants will remain publicly traded. Unless and until the Board determines to wind up the operations of the Company, the Company will continue to work to consummate an initial business combination prior to the expiration of the Articles Extension.

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In addition, subject to (i) the approval of the Conversion Amendment Proposal by a special resolution, being the affirmative vote of the holders of a majority of at least two-thirds of the Company’s ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting, and (ii) consummation of the Investment, we will file an amendment to the Articles with the Registrar of Companies of the Cayman Islands in the form of Annex B hereto.

The closing of the Investment is conditioned upon holders of Class B ordinary shares converting an aggregate of 4,312,499 Class B ordinary shares into 4,312,499 Class A ordinary shares, with the Sponsor retaining one Class B ordinary share. Upon conversion of any Class B ordinary shares to Class A ordinary shares, such Class A ordinary shares shall still not be entitled to receive funds from the Trust Account through redemptions or otherwise. Additionally, the as-converted Class A ordinary shares will remain subject to all of the restrictions applicable to the pre-conversion Class B ordinary shares, including the prohibition on transferring, assigning or selling such shares until the earlier to occur of: (A) one year after the completion of a business combination, and (B) subsequent to a Business Combination, (x) if the last reported sale price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, share exchange or similar transaction that results in the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Notwithstanding shareholder approval of the Charter Proposals, our Board will retain the right to abandon and not implement either the Articles Extension or the Conversion Amendment at any time without any further action by our shareholders. Additionally, if the Investment does not close, our Board will abandon and not implement the Articles Extension or the Conversion Amendment.

Would I still be able to exercise my redemption rights if I vote against the Articles Extension Proposal and/or the Conversion Amendment Proposal?

Yes, assuming you are a shareholder as of the record date and continue to hold your shares at the time of your Election (and subsequent redemption payment). However, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approvals and we determine to implement the Articles Extension. If you do not redeem your publicly held Class A ordinary shares, which we refer to as Public Shares, in connection with the Meeting, and you disagree with an initial business combination when it is proposed for a shareholder approval, you will retain your right to redeem your Public Shares upon consummation of an initial business combination, subject to any limitations set forth in the Articles.

When and where is the Meeting?

The Meeting will be held at 9:00 a.m. Eastern Time/ 3:00 p.m. local (Israel) time, on May 8, 2023, at the office of Ryze Beyond Ltd at 6 Yitzhak Sadeh Street, Tel Aviv-Yafo, 677750, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. The Company’s shareholders may attend and vote at the Meeting in person and/or by visiting https://www.cstproxy.com/finnovateacquisition/2023 and entering the control number found on their proxy card. You may also attend the Meeting telephonically by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 8789207#. The hybrid format for the Meeting will enable full and equal participation by all our shareholders from any place in the world at little to no cost.

How do I attend the Meeting virtually?

Registered shareholders received a proxy card from Continental. The proxy card contains instructions on how to attend the Meeting including the URL address, along with a control number that you will need for access. If you do not have your control number, contact Continental by phone at: (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting on May 2, 2023 at 9:00 a.m. Eastern Time (four (4) business days prior to the meeting date). Enter the URL address https://www.cstproxy.com/finnovateacquisition/2023 into your browser, enter your control number, name and email address. Once you pre-register you will be able to vote. At the start of the Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Meeting.

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Beneficial holders, who own their shares through a bank or broker, will need to contact Continental to receive a control number. If you plan to vote at the Meeting, you will need to have a legal proxy from your bank or broker. If you would like to attend the Meeting virtually and not vote, Continental will issue you a guest control number after you provide proof of beneficial ownership. Either way, you must contact Continental for specific instructions on how to receive the control number, by phone at: (917) 262-2373, or email at proxy@continentalstock.com. Please allow up to seventy-two (72) hours prior to the Meeting for processing your control number.

If you do not attend the Meeting in person and do not have internet capabilities, you can listen only to the Meeting by 1 800-450-7155 (toll-free), within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 8789207#. This is listen only; you will not be able to vote or enter questions during the Meeting.

How do I vote?

If you are a holder of record of Company ordinary shares, you may vote in person or virtually at the Meeting or by submitting a proxy for the Meeting. Whether or not you plan to attend the Meeting in person or virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by (i) completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope or (ii) voting online at https://www.cstproxy.com/finnovateacquisition/2023. You may still attend the Meeting and vote virtually or in person if you have already voted by proxy.

If your Company ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person or virtually at the Meeting unless you first submit a legal proxy to Continental, as described above in “How do I attend the Meeting virtually?”

How do I change my vote?

If you are a holder of record of Company ordinary shares, you can revoke your proxy at any time before the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting in person or virtually at the Meeting. Attendance at the Meeting alone will not change your vote.

If your Company ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR”, “AGAINST” and “WITHHOLD” votes, abstentions and broker non-votes for each proposal. Approval of the Articles Extension Proposal and the Conversion Amendment Proposal require a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Company’s ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. The Adjournment Proposal requires an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

If you do not vote, your action will have no effect on the Articles Extension Proposal, Conversion Amendment Proposal or the Adjournment Proposal. Likewise, abstentions, broker non-votes and withheld votes (as applicable) will have no effect on the Articles Extension Proposal, the Conversion Amendment Proposal or the Adjournment Proposal.

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If my shares are held in “street name,” will my broker automatically vote them for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the applicable rules, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, reverse stock splits, shareholder proposals, elections of directors (even if not contested), and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. All of the proposals to be presented at the Meeting are considered to be “non-routine,” and brokers, banks or other nominees will not have discretionary voting power with respect to such proposals. Thus, your broker can vote your shares with respect to such “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares, and your broker can tell you how to provide these instructions.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. The holders of a majority of the shares of the in the capital of the Company being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will have no effect on the outcome of any of the Proposals. If there is no quorum within half an hour from the time appointed for the Meeting, the Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as our Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Meeting to commence, the shareholders present shall be a quorum.

Who can vote at the Meeting?

Only holders of record of the Company’s ordinary shares at the close of business on April 14, 2023 are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On that record date, 17,400,000 Class A ordinary shares and 4,312,500 Class B ordinary shares were outstanding and entitled to vote.

See above in “How do I vote?” for information on how to vote.

What interests do the Company’s directors and executive officers have in the approval of the proposals?

The Company’s directors and executive officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. See “The Meeting — Interests of Our Sponsor, Investor, Directors and Officers.”

What happens to the Company’s warrants if the Articles Extension Proposal is not approved?

If the Articles Extension Proposal is not approved and we do not consummate a business combination by May 8, 2023, we will be required to liquidate and dissolve our Trust Account by returning the then-remaining funds in such account to the public shareholders. In that case, the public warrants as well as the private warrants will be worthless.

What happens to the Company’s warrants if the Articles Extension Proposal is approved?

If the Articles Extension Proposal is approved, the Company will be able to continue its efforts to consummate an initial business combination until the expiration of the Articles Extension and will retain the blank check company restrictions previously applicable to it, and the public warrants and private placement warrants will remain outstanding in accordance with their terms.

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How do I redeem my Public Shares?

If the Articles Extension is implemented, each public shareholder may redeem all or a portion of his or her Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a business combination, or if the Company has not consummated an initial business combination by the expiration of the Articles Extension.

To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on May 4, 2023. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Articles Extension and Election.

Pursuant to our Articles, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s Public Shares for cash if the Articles Extension Proposal is approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i) hold Public Shares or hold Public Shares as part of units and you elect to separate your units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii) prior to 5:00 p.m., Eastern Time, on May 4, 2023, (a) submit a written request to Continental, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team), that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Articles Extension Proposal.

Holders of units must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical share certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

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Share certificates that have not been tendered or delivered in accordance with these procedures prior to the vote on the Articles Extension Proposal will not be redeemed for cash held in the Trust Account.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the share certificate (physically or electronically).

In the event that a public shareholder tenders its shares and decides prior to the deadline for exercising redemption requests that it does not want to redeem its shares, the shareholder may withdraw the tender. Requests to withdraw a demand for redemption after the deadline for exercising redemption requests can only be completed if we consent. If you delivered your share certificates (if applicable) for redemption to our transfer agent and decide prior to the deadline for exercising redemption requests (or thereafter with our consent) not to redeem your shares, you may request that our transfer agent return the share certificates or restore the book entry shares registered in your name. You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Articles Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Articles Extension Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Articles Extension Proposal would receive payment of the redemption price for such shares soon after the implementation of the Articles Extension. The transfer agent will hold the share certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver the certificate (physically or electronically) for such units to Continental, our transfer agent, with written instructions to separate such units into Public Shares and public warrants. This must be completed far enough in advance to permit the delivery of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the units into Public Shares and public warrants. See “How do I redeem my Public Shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

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Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies, provided that if the Investment is consummated, the Investor shall assume such costs. The Company has engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay Advantage Proxy’s customary fees, plus disbursements, and indemnify Advantage Proxy against certain damages, expenses, liabilities or claims relating to its services as the Company’s proxy solicitor. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a business combination if the Articles Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a business combination.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission (the “SEC”) within four (4) business days following the Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s proxy solicitor at:

Karen Smith

President & CEO

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Toll Free: (877) 870-8565

Collect: (206) 870-8565

(banks and brokers can call collect at (206) 870-8565)

Email: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some statements contained in this proxy statement are forward-looking in nature. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:

●	our ability to complete our initial business combination with a technology-based business that is domiciled or centered in Israel, that carries out all or a substantial portion of its activities in Israel, or that has some other significant Israeli connection;

●	our expectations around the performance of the prospective target business or businesses;

●	our potential ability to obtain additional financing to complete our initial business combination;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

●	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

●	our pool of prospective target, high-tech healthcare businesses in Israel;

●	risks associated with acquiring a technology-oriented healthcare business in Israel;

●	the ability of our officers and directors to generate a number of potential acquisition opportunities;

●	our public securities’ potential liquidity and trading;

●	the lack of a market for our securities;

●	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

●	the Trust Account not being subject to claims of third parties; or

●	our financial performance following our initial public offering or following our initial business combination.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in “Risk Factors” below. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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RISK FACTORS

An investment in our securities involves a high degree of risk. You should consider carefully all of the risks described below, together with the other factors discussed under “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”), and the factors described in other reports we file with the SEC. If any of the risk factors occurs, our business, financial condition and operating results may be materially adversely affected. In any such case, the trading price of our securities could decline and you may lose all or part of your original investment

We may not be able to complete a business combination by the expiration of the Articles Extension, even if the Articles Extension Proposal is approved by our shareholders, in which case, to the extent we do not obtain any further extension, we would cease all operations except for the purpose of winding up and we would redeem our Public Shares and liquidate and dissolve.

We may not be able to complete a business combination by the expiration of the Articles Extension, even if the Articles Extension Proposal is approved by our shareholders, and the Investment is consummated. Our ability to complete an initial business combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein, in our 2022 Annual Report, and in other reports that we file with the SEC. If we have not completed our initial business combination prior to the Articles Extension Date (assuming that it is approved pursuant to the Articles Extension Proposal), and we do not seek any further extension, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Island law to provide for claims of creditors and the requirements of other applicable law. Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

Additionally, we are required to offer shareholders the opportunity to redeem shares in connection with the Articles Extension Proposal and, if needed, any additional extensions, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Articles Extension Proposal is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Articles Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Additional extensions beyond the Articles Extension may be required, which may subject us and our shareholders to additional risks and contingencies that would make it more challenging for us to complete an initial business combination.

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Nasdaq may delist our securities from trading on its exchange following redemptions by our shareholders in connection with approval of the Articles Extension Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A ordinary shares, units and public warrants are listed on Nasdaq. After the Meeting, we may be required to demonstrate compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Public Shares include, among other things, the requirement to maintain at least 400 public holders, at least 1.1 million publicly held shares and the Market Value of Listed Securities (as defined in Nasdaq Rule 5005) of at least $50 million, and a market value of publicly held shares of $15 million (as defined in Nasdaq Rule 5005). Pursuant to the terms of our Articles, in connection with the Articles Extension Proposal, shareholders may elect to redeem their Public Shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another approved national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our Public Shares are a “penny stock” which will require brokers trading in our Public Shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with a business combination.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Public Shares, units and public warrants qualify as covered securities under such statute. If we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

Our Sponsor, certain members of our Board and our officers have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the proposals in this proxy statement.

Our Sponsor, certain members of our Board and our officers have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the proposals. These interests include, among other things, Founder Shares held by the Sponsor and certain of our directors and officers which will be worthless (as the Sponsor and such directors have waived liquidation rights with respect to such shares), as will the private warrants held by the Sponsor, if the Articles Extension Proposal is not approved, and we do not consummate an initial business combination within the applicable time limits outlined in the current Articles.

These interests may influence our directors in making their recommendation that you vote in favor of the approval of the proposals described in this proxy statement. You should take these interests into account in deciding whether to vote in favor of such proposals. You should also read the section entitled “The Meeting — Interests of our Sponsor, Investor, Directors and Officers.”

The SEC has issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with our proposed Business Combination may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate and dissolve the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules relating to, among other items, disclosures in business combination transactions involving special purpose acquisition companies, or SPACs, and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities (“SPAC Rule Proposals”). The SPAC Rule Proposals, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to complete a business combination, and may constrain the circumstances under which we could complete a business combination. Additionally, the need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate and dissolve the Company at an earlier time than we might otherwise choose.

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If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete a business combination and instead liquidate and dissolve the Company.

As described above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a current report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company. This risk may be increased if we continue to hold the funds in the Trust Account in U.S. government treasury obligations or in money market funds invested exclusively in such securities, rather than instructing the trustee to liquidate the securities in the Trust Account and hold the funds in the Trust Account in cash.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate and dissolve the Company. If we are required to liquidate and dissolve, our shareholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

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If we instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a national bank until the earlier of the consummation of a business combination or our liquidation, we may be able to mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act. Following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, on or prior to the 18-month anniversary of the effective date of our IPO Registration Statement, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account at a national bank until the earlier of the consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account at a national bank would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 18-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 18-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate and dissolve the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 18-month anniversary, and instead hold all funds in the Trust Account in an interest-bearing demand deposit account at a national bank, which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the Trust Account.

We may be deemed a “foreign person” and therefore may not be able to complete our business combination because such transaction may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States, or may be ultimately prohibited.

Our Sponsor, Finnovate Sponsor L.P., is controlled by non-U.S. persons. While we are focusing our search on technology-based businesses that are domiciled in Israel, that carry out all or a substantial portion of their activities in Israel, or that have some other significant Israeli connection, we may pursue a business combination target in any business or industry and across any geographical region, including in the United States. Certain transactions in the United States are subject to specific rules or regulations that may limit, prohibit, or create additional requirements with respect to foreign ownership of a U.S. company. In particular, our initial business combination, if effected with a U.S. target company, may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, the Committee on Foreign Investment in the United States (“CFIUS”) has authority to review certain direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. If CFIUS determines that an investment threatens national security, CFIUS has the power to impose restrictions on the investment or recommend that the President of the United States prohibit it or order divestment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved.

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As such, a business combination with a U.S. business or foreign business with U.S. operations that we may wish to pursue may be subject to CFIUS review. If a particular proposed business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to delay or recommend that the President of the United States block our proposed initial business combination, require conditions with respect to such initial business combination or recommend that the President of the United States order us to divest all or a portion of the U.S. target business of our business combination that we acquired without first obtaining CFIUS approval, which may limit the attractiveness of, or delay or prevent us from pursuing, certain target companies that we believe would otherwise be beneficial to us and our shareholders. In addition, certain types of U.S. businesses may be subject to rules or regulations that limit or impose requirements with respect to foreign ownership.

If CFIUS determines it has jurisdiction, CFIUS may decide to recommend a block or delay our business combination, or require conditions with respect to it, which may delay or prevent us from consummating a potential transaction. It is unclear at this stage whether our potential business combination transaction would fall within CFIUS’s jurisdiction, and if so, whether we would be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited amount time left to complete our business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate our initial business combination within the applicable time period required, including as a result of extended regulatory review, we will, as promptly as reasonably possible, redeem the Public Shares for a pro rata portion of the funds held in the Trust Account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the chance of realizing future gains through any price appreciation in the combined company. Additionally, our warrants will become worthless. As a result, the pool of potential targets with which we could complete a business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar ties to non-U.S. persons.

A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of shares, or in connection with a business combination or other shareholder vote pursuant to which shareholders would have a right to submit their shares for redemption.

Pursuant to the Inflation Reduction Act of 2022 (the “IRA”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by “covered corporations” (which include publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations) and their “Specified Affiliates” as the term is defined in the Notice (as defined below). The excise tax is imposed on the repurchasing corporation and not on its shareholders. The amount of the excise tax is equal to 1% of the “fair market value”, within the meaning of these rules, of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the “fair market value” of certain new share issuances against the “fair market value” of share repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. The Treasury Department and the Internal Revenue Service (the “IRS”) have recently issued Notice 2023-2, indicating the intention to propose regulations on the excise tax and issuing certain interim rules on which taxpayers may rely (the “Notice”). Under the interim rules, distributions in qualifying complete liquidations are exempt from the excise tax. In addition, the Notice provides that no distribution in a taxable year by a corporation that completely liquidates in a qualifying liquidation during such taxable year is subject to the excise tax.

We are currently not a covered corporation for purposes of the excise tax, however, it is possible that we may become a covered corporation in the future, whether in connection with the consummation of our business combination with a U.S. company (including if we were to redomicile as a U.S. corporation in connection therewith) or otherwise. If we become a covered corporation, the extent to which we would be subject to the excise tax in a taxable year would depend on a number of factors, including: (i) the “fair market value” of the redemptions and repurchases during such taxable year, (ii) the nature and amount of any “PIPE” or other equity issuances during such taxable year (including in connection with a business combination), (iii) if we liquidate in such taxable year and whether the liquidation qualifies for exemption, (iv) the structuring of any business combination, and (v) the content of any proposed or final regulations and other guidance from the Treasury Department or the IRS. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. If we liquidate, it is not clear that our liquidation will qualify for exemption from the excise tax under the Notice because it will depend on the particular facts and circumstances of the liquidation. Any excise tax payable by us may cause a reduction in the cash available to us to complete a business combination and could affect our ability to complete a business combination. It is expected that any such excise tax would be paid by the Company using funds held outside of the Trust Account.

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BACKGROUND

We are a blank check company formed on March 15, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

In March 2021, our Sponsor purchased an aggregate of 4,312,500 Founder Shares for an aggregate purchase price of $25,000. A total of 75,000 Founders Shares were transferred to our independent directors following their appointment. In March 2021, EarlyBirdCapital, the representative of the underwriters in our IPO, purchased 150,000 Class A ordinary shares.

On November 8, 2021, the Company completed the sale of 15,000,000 units at $10.00 per unit. On November 12, 2021, the Company closed on the underwriters’ full over-allotment exercise, resulting in the sale of an additional 2,250,000 units. The IPO and subsequent exercise of the over-allotment option by the underwriters generated gross proceeds of $172,500,000. Each unit consists of one Class A ordinary share and three-quarters of one redeemable warrant.

Simultaneously with the closing of the IPO, the Company completed the sale of 7,900,000 private warrants at a price of $1.00 per private warrant in a private placement to the Sponsor as well as to EarlyBirdCapital. On November 12, 2021, pursuant to the full exercise of the over-allotment option, the Sponsor purchased an additional 900,000 private warrants. The IPO and subsequent exercise of the over-allotment generated gross proceeds of $8,800,000 from the sale of the private warrants.

Following the closing of the IPO on November 8, 2021 and the subsequent exercise of the over-allotment option, $175,950,000 ($10.20 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private warrants was placed in the Trust Account. If we do not complete our initial business combination within 18 months from the closing of our IPO, the proceeds of the sale of the private warrants held in the Trust Account will be used to fund the redemption of our Public Shares, and the private warrants will expire worthless. The private warrants are subject to the transfer restrictions described below. The private warrants will not be redeemable by us so long as they are held by the Sponsor or its respective permitted transferees. If the private warrants are held by holders other than our Sponsor or its respective permitted transferees, the private warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units sold in our initial public offering. Otherwise, the private warrants have terms and provisions that are identical to those of the warrants that were sold as part of the units in our initial public offering.

The Board currently believes that there will not be sufficient time before May 8, 2023 (i.e., 18 months from the consummation of the IPO) to complete an initial business combination. Accordingly, the Board believes that in order to consummate an initial business, we may need to implement the Articles Extension.

Approximately $180,981,275.08, including proceeds from our IPO, the simultaneous sale of warrants in the private placement and interest income earned on such funds were held in the Trust Account as of April 24, 2023. The proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, the trustee is not permitted to invest in other securities or assets. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend our Articles (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within 18 months from the closing of the IPO, subject to extension, or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within 18 months from the closing of the IPO or during any Articles Extension Date, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the Public Shares.

The Investment

On April 27, 2023, we entered into the Investment Agreement with the Sponsor and the Investor, pursuant to which, subject to approval of the Charter Proposals and other closing conditions, including but not limited to those closing conditions described herein, Investor and its designees shall acquire partnership interests in the Sponsor and Class B ordinary shares directly held by certain Company directors, which combined interests will entitle Investor to receive, in the aggregate, 3,557,813 Class B ordinary shares and 6,160,000 Private Placement Warrants, and we shall introduce a change in management and the board as follows: (i) Calvin Kung shall replace David Gershon as Chairman of the Board and Chief Executive Officer and Tommy Chiu Wang Wong shall replace Ron Golan as Chief Financial Officer and director, effective upon closing of the Investment, (ii) Jonathan Ophir and Uri Chaitchik shall tender their resignations as Chief Investment Officer and Senior Consultant, respectively, effective upon closing of the Investment, and (ii) Mitch Garber, Gustavo Schwed and Nadav Zohar shall tender their resignations as directors, to be effective upon expiration of the Waiting Period. Upon the consummation of the Investment, the Investor will contribute Loans (as defined herein) to support the Articles Extension and shall assume up to $550,000 of vendor payables currently outstanding by the Company plus the cost of preparing this proxy statement and the matters discussed herein. Investor shall be entitled to receive additional Founder Shares to the extent that liabilities incurred by the Company (excluding the cost of preparing this proxy statement and the matters discussed herein) prior to the closing of the Investment exceed $550,000. We believe the Investment gives the Company a better chance to complete an initial Business Combination.

The consummation of the Investment is subject to a number of other closing conditions, including but not limited to: (i) a minimum of $30 million remaining in the Trust account after redemptions in connection with the Meeting, (ii) the Company obtaining or extending a D&O insurance policy on terms satisfactory to the parties, (iii) the conversion of Class B ordinary shares into Class A ordinary shares as needed to retain shareholders and meet continued listing requirements of Nasdaq in the event that the Articles Extension Proposal is approved; (iv) the amendment of the Sponsor’s existing limited partnership agreement; (v) the transfer of 61,875 Founder Shares from certain Company directors to the Investor or its designees; and (vi) the cancellation of an outstanding $550,000 loan from the Sponsor and the reduction of certain advisory fees to be due upon the closing of a Business Combination to EarlyBirdCapital.

If the Articles Extension is approved and all other closing conditions to the Investment have been satisfied or waived, then, pursuant to the Investment Agreement, the Investor (or its designees) will contribute to us the Loans, as follows: the Investor will initially loan up to $300,000 to support the first three months of the Articles Extension from May 9, 2023 through August 8, 2023, which amount will be deposited in the Trust Account on or about May 8, 2023. Each additional Monthly Amount for successive months will be deposited in the Trust Account within seven calendar days from the 8th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Articles Extension. The Loans will not occur if the Articles Extension Proposal is not approved or the Investment is not consummated. The amount of the Loans will not bear interest and will be repayable by us to the Investor or its designees upon consummation of an initial business combination. At the election of the Investor, the unpaid principal amount of the loan may be converted into warrants of the Company identical to the warrants issued to the Sponsor in connection with the private placement that closed contemporaneously with the Company’s initial public offering, at a conversion price of $1.00 per warrant. The Board will have the sole discretion whether to continue extending for additional calendar months past May 8, 2023 until the Articles Extension Date, and if the Board determines not to continue extending for additional calendar months, the obligation to make additional Monthly Amounts will terminate and the Company liquidate and dissolve promptly thereafter

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Meeting — Interests of our Sponsor, Investor, Directors and Officers.”

You are not being asked to vote on any business combination at this time. If the Articles Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will be entitled to vote on an initial business combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in the event that an initial business combination is approved and completed or we have not consummated a business combination by the expiration of the Articles Extension Date, subject to the terms of the Articles.

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THE MEETING

Date, Time and Place of the Meeting

The enclosed proxy is solicited by the Board in connection with an extraordinary general meeting of shareholders to be held on May 8, 2023 at 9:00 a.m. Eastern Time/ 3:00 p.m. local (Israel) time at the office of Ryze Beyond Ltd at 6 Yitzhak Sadeh Street, Tel Aviv-Yafo, 677750, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. The Company will be holding the Meeting via live webcast. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/finnovateacquisition/2023.

Purpose of the Meeting

At the Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal No. 1 - A proposal to approve, by way of special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date by which the Company has to consummate a business combination (the “Articles Extension”) from May 8, 2023 (the “Termination Date”) to May 8, 2024 or such earlier date as may be determined by the Board in its sole discretion (the “Articles Extension Date,” such proposal, the “Articles Extension Proposal”). A copy of the proposed amendment to the Articles is set forth in Annex A to the accompanying proxy statement;

2.	Proposal No. 2 - A proposal to approve, by way of special resolution, an amendment to the Company’s Articles to provide for the right of a holder of Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) to convert such shares into Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Conversion Amendment,” such proposal, the “Conversion Amendment Proposal” and together with the Articles Extension Proposal, the “Charter Proposals”);

3.	Proposal No. 3 — A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Articles Extension Proposal and the Conversion Amendment Proposal. The Articles Extension Proposal is essential to the overall implementation of the Board’s plan to extend the date by which the Company has to complete a business combination.

You are not being asked to vote on any business combination transaction at this time. If the Articles Extension Proposal is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote for an initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event our initial business combination is approved and completed or if the Company has not consummated the initial business combination prior to the Articles Extension Date, subject to the terms of the Articles.

Public shareholders may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Articles Extension Proposal regardless of whether or how such public shareholders vote with respect to the Articles Extension Proposal. Additionally, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approvals and we determine to implement the Articles Extension. If the Articles Extension Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account when an initial business combination is submitted to the shareholders. Furthermore, if the Articles Extension Proposal is approved and the Articles Extension is implemented, then in accordance with the terms of Trust Agreement, as amended, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the passage of the Articles Extension Date.

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Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximate $180,981,275.08 that was in the Trust Account as of April 24, 2023.

If the Articles Extension Proposal is not approved and we do not consummate an initial business combination by May 8, 2023, in accordance with our Articles, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Company’s warrants will expire worthless.

The approval of the Articles Extension Proposal and the Conversion Amendment Proposal require a special resolution as a matter of Cayman Islands law being the affirmative vote of the holders of a majority of at least two-thirds of the Company’s ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. Approval of the Adjournment Proposal requires an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. Notwithstanding shareholder approval of the Articles Extension Proposal, our Board will retain the right to abandon and not implement the Articles Extension at any time before the implementation thereof without any further action by our shareholders.

Only holders of record of our ordinary shares at the close of business on April 14, 2023 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on April 14, 2023 and only shareholders of record at that time will be entitled to vote at the Meeting and any adjournments or postponements thereof.

If you are a holder of record of ordinary shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting in person or virtually at the Meeting. Attendance at the Meeting alone will not change your vote. If your ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

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We intend to release this proxy statement and the enclosed proxy card to our shareholders on or about April 28, 2023.

Appraisal or Dissenters’ Rights

Neither Cayman Islands law nor our Amended and Restated Memorandum and Articles of Association provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Outstanding Shares and Quorum

The number of outstanding ordinary shares entitled to vote at the Meeting is 21,712,500 shares, which consists of (i) 17,400,000 Class A ordinary shares, all of which are Public Shares, and (ii) 4,312,500 Class B ordinary shares (Founder Shares). Each ordinary share is entitled to one vote. The presence of holders of a majority of the shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum but will have no effect on the outcome of the Proposals. The Class A ordinary shares and Founder Shares are entitled to vote together as a single class on the Articles Extension Proposal, the Conversion Amendment Proposal and the Adjournment Proposal.

Abstentions and Broker Non-Votes

An abstention occurs when a shareholder attends a meeting, or is represented by proxy, but abstains from voting. At the Meeting, abstentions will be counted as present for purposes of determining whether a quorum exists. Assuming that a quorum is present, a shareholder’s abstention will have no effect on the outcome of the votes on the Articles Extension Proposal, the Conversion Amendment Proposal or the Adjournment Proposal.

Broker non-votes are shares held in “street name” by brokers, banks and other nominees that are present or represented by proxy at a shareholder meeting, but with respect to which the broker, bank or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such broker, bank or other nominee does not have discretionary voting power on such proposal. Because, under Nasdaq rules, brokers, banks and other nominees holding shares in “street name” do not have discretionary voting authority with respect to any of the proposals described in this proxy statement/prospectus, if a beneficial owner of ordinary shares held in “street name” does not give voting instructions to the broker, bank or other nominee, then those shares will not be permitted under Nasdaq rules to be voted at the meeting, and thus will not be counted as present or represented by proxy at the meeting. The votes to approve the Articles Extension Proposal, the Conversion Amendment Proposal or the Adjournment Proposal are based on the votes actually cast by the shareholders present or represented by proxy and entitled to vote at the Meeting. As a result, assuming that a quorum is present, if you fail to issue voting instructions to your broker, bank or other nominee, it will have no effect on the outcome of the Articles Extension Proposal, the Conversion Amendment Proposal or the Adjournment Proposal.

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Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Meeting:

Proposal	Vote Required
Articles Extension	A special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Company’s ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.
Conversion Amendment	A special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Company’s ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.
Adjournment	An ordinary resolution, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

Abstentions will have no effect on the proposals, assuming a quorum is present.

The chairman of the Meeting may adjourn the Meeting whether or not there is a quorum, to reconvene at the same or some other place, and may adjourn the Meeting from time to time until a quorum shall be present. Under the Articles, if there is no quorum within half an hour from the time appointed for the Meeting, the Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as our Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Meeting to commence, the shareholders present shall be a quorum. If the Meeting is adjourned for 30 days or more, notice of the adjourned Meeting must be given. Otherwise, it will not be necessary to give any such notice of the adjourned Meeting.

Voting Procedures

Each ordinary share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your proxy card shows the number of ordinary shares that you own.

●	You can vote your shares in advance of the Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your ordinary shares will be voted as recommended by our Board. Our Board recommends voting “FOR” the Articles Extension Proposal, “FOR” the Conversion Amendment Proposal and “FOR” the Adjournment Proposal.

●	You can attend the Meeting and vote virtually even if you have previously voted by submitting a proxy. However, if your ordinary shares are held in the name of your broker, bank or other nominee, you must you first submit a legal proxy to Continental. Continental will then issue you a valid control number which will allow you to vote at the Meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your Public Shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Meeting. You may contact Advantage Proxy, our proxy solicitor at:

Karen Smith

President & CEO

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Toll Free: (877) 870-8565

Collect: (206) 870-8565

(banks and brokers can call collect at (206) 870-8565)

Email: ksmith@advantageproxy.com

We have retained Advantage Proxy to aid in the solicitation of proxies. Advantage Proxy will receive a fee of approximately $8,500, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Some banks and brokers have customers who beneficially own Public Shares listed of record in the names of nominees and we intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.

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Delivery of Proxy Materials to Shareholders

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at The White House, 20 Genesis Close, George Town, Grand Cayman KY1 1208, Cayman Islands, and via email to info@finnovateacquisition.com; and

●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Interests of our Sponsor, Investor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, Investor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

●	the fact that the Sponsor holds an aggregate of 4,237,500 Class B ordinary shares, for which it paid $25,000, and 8,243,038 private warrants, for which it paid $8,243,038, all of which would expire worthless if an initial business combination is not consummated and such securities will have a significantly higher value if an initial business combination is consummated, estimated at approximately $4,460,896.77, in the aggregate, based on the reported closing price of $10.45 per Class A ordinary share and $0.0271 per warrant on Nasdaq on April 24, 2023;

●	since November 2021, we pay the Sponsor a total of $3,000 per month for office space, utilities and secretarial and administrative support services;

●	the fact that approval of the Charter Proposals is a condition to the effectiveness of the Investment from the Sponsor to the Investor;

●	the fact that, unless the Company consummates the initial business combination, the Sponsor and our directors and officers will not receive reimbursement for any out-of-pocket expenses incurred by them on behalf of the Company (none of such expenses were incurred that had not been reimbursed as of March 31, 2023) to the extent that such expenses may exceed the amount of available proceeds not deposited in the Trust Account;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination on or prior to the Articles Extension Date, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, from the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, but certain directors directly own an aggregate of 75, 000 Founder Shares and each of our officers and directors are either direct and indirect limited partners of our Sponsor, or have direct or indirect economic interests in our Sponsor. If the Investment is consummated, we anticipate that New Management will also have direct or indirect economic interests in our Sponsor. Some or all of the current members of New Management are expected to continue to serve as directors at least through the date of the meeting to vote on an initial business combination and may even continue to serve following an initial business combination and receive compensation thereafter.

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Redemption Rights

Pursuant to our current Articles, our public shareholders will be provided with the opportunity to redeem their Public Shares upon the implementation of the Articles Extension, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, divided by the number of then outstanding Public Shares. If your redemption request is properly made and the Articles Extension Proposal is implemented, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $180,981,275.08 on April 24, 2023, the estimated per share redemption price would have been approximately $10.40. Public shareholders may elect to redeem their Public Shares regardless of whether or how they vote on the proposals at the Meeting, but redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approval and we determine to implement the Articles Extension.

In order to exercise your redemption rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern Time on May 4, 2023 (two (2) business days before the Meeting) that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com” spacredemptions@continentalstock.com

and

●	deliver or tender your Public Shares (and share certificate(s) (if any) and other redemption forms) either physically or electronically through DTC to our transfer agent at least two (2) business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical share certificates should allot sufficient time to obtain physical share certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two (2) weeks to obtain physical share certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the share certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the share certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Prior to exercising redemption rights, shareholders should verify the market price of our ordinary shares, as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our ordinary shares when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your ordinary shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

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If the Articles Extension Proposal is not approved and we do not consummate a business combination by May 8, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Our warrants to purchase ordinary shares will expire worthless.

Holders of outstanding units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver to Continental written instructions to separate such units into Public Shares and public warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the Public Shares upon the separation of the units into Public Shares and public warrants.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to Continental. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the Public Shares upon the separation of the units into Public Shares and Public Warrants. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

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PROPOSAL NO 1: THE ARTICLES EXTENSION PROPOSAL

Background

The proposed Articles Extension would amend the Company’s Articles to extend the date by which the Company would be permitted to consummate a business combination from May 8, 2023 to May 8, 2024, or such earlier date as may be determined by the Board in its sole discretion. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

You are not being asked to vote on any business combination at this time. If the Articles Extension is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote for an initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event that an initial business combination is approved and completed or if the Company has not consummated the initial business combination on or prior to the Articles Extension Date, subject to the terms of the Articles.

Reasons for the Proposed Articles Extension

The Company is proposing to amend, by way of special resolution, its Articles to extend the date by which it would be permitted to consummate a business combination from May 8, 2023 to May 8, 2024, or such earlier date as may be determined by the Board in its sole discretion.

The purpose of the Articles Extension Proposal is to provide us with additional time to complete a business combination. Our efforts to complete a business combination will involve: (1) entering into a definitive business combination agreement; (2) filing a registration statement containing a proxy statement/prospectus for a shareholders meeting to approve our initial business combination and completing the review process of the SEC with respect to that filing, (3) establishing a meeting date and record date for a meeting to approve a business combination, and distributing proxy materials to shareholders; and (4) holding the meeting to approve an initial business combination. Without the Articles Extension, we believe that we will not be able to complete an initial business combination on or before the Termination Date. If that were to occur, the Company would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of the Company and its shareholders to extend the date by which the Company has to consummate an initial business combination to the Articles Extension Date in order for our shareholders to have the opportunity to participate in an investment in the combined company. If a suitable business combination is timely identified, the Company intends to hold another shareholder’s meeting prior to the expiration of the Articles Extension in order to seek shareholder approval of an initial business combination. In addition, the Board believes that it is advantageous for the Board to be able to determine, in its sole discretion, to determine to liquidate and dissolve the Company at an earlier date. Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension.

If the Articles Extension Is Approved

If the Articles Extension Proposal is approved, the Articles Extension in the form of Annex A hereto will, upon filing in the Cayman Islands, be effective, and the Trust Account will not be liquidated except in connection with our completion of a business combination, or in connection with our liquidation if we do not complete a business combination by the applicable termination date of the Company. We will then continue to attempt to consummate an initial business combination until the Articles Extension Date. Additionally, if the Investment does not close, our Board will abandon and not implement the Articles Extension.

If the Articles Extension Proposal is approved, the Articles Extension is implemented and all other closing conditions to the Investment have been satisfied or waived, then, pursuant to the Investment Agreement, the Investor (or its designees) intends to contribute to us loans (the “Loans”) of the lesser of (x) $100,000 or (y) $0.033 for each public share that is not redeemed (such amount, the “Monthly Amount”) for each calendar month (commencing on May 8, 2023 and ending on the 8th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination until May 8, 2024. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Articles Extension and the length of the extension period that will be needed to complete an initial business combination. If more than 3,000,000 public shares remain outstanding after redemptions in connection with the Articles Extension, then the amount paid per share will be reduced proportionately. For example, if we complete an initial business combination on February 8, 2024, which would represent nine calendar months, no public shares are redeemed and all of our public shares remain outstanding in connection with the Articles Extension, then the aggregate amount deposited per share will be approximately $0.052 per share, with the aggregate maximum contribution to the Trust Account being $900,000. However, if 14,400,000 public shares are redeemed and 3,000,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such nine-month period will be approximately $0.297 per share.

Assuming the Articles Extension Proposal is approved and implemented, the Investor will initially loan up to $300,000 to support the first three months of the Extension from May 9, 2023 through August 8, 2023, which amount will be deposited in the Trust Account on or about May 8, 2023. Each additional Monthly Amount for successive months will be deposited in the Trust Account within seven calendar days from the 8th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Articles Extension. The Loans will not occur if the Articles Extension Proposal is not approved and the Investment is not consummated. The amount of the Loans will not bear interest and will be repayable by us to the Investor or its designees upon consummation of an initial business combination.

At the election of the Investor, the unpaid principal amount of the loan may be converted into warrants of the Company identical to the warrants issued to the Sponsor in connection with the private placement that closed contemporaneously with the Company’s initial public offering, at a conversion price of $1.00 per warrant. The Board will have the sole discretion whether to continue extending for additional calendar months past May 8, 2023 until the Articles Extension Date, and if the Board determines not to continue extending for additional calendar months, the obligation to make additional Monthly Amounts will terminate and the Company liquidate and dissolve promptly thereafter.

If the Articles Extension Proposal is approved, the Board will have the flexibility to liquidate the Trust Account and dissolve in accordance with law and to redeem all Public Shares on a specified date following the filing of the Articles Extension at any time before or after the Termination Date, and on or prior to the Articles Extension Date.

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If the Articles Extension Is Not Approved

If the Articles Extension Proposal is not approved and we have not consummated a business combination by May 8, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. We do not believe it is likely that, if the Articles Extension Proposal is not approved, we will be able to consummate a business combination by May 8, 2023.

If the Company liquidates and dissolves, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per Public Share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Our Sponsor, directors and officers have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their ordinary shares in connection with a shareholder vote to approve an amendment to our Articles such as the Articles Extension. On the record date, the Sponsor and independent directors beneficially owned and were entitled to vote 4,312,500 Class B ordinary shares, in the aggregate, which approximately represent 19.9% of the Company’s issued and outstanding ordinary shares.

In connection with the Articles Extension Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Articles Extension Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. However, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approval and we determine to implement the Articles Extension. If the Articles Extension Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when a business combination is submitted to the shareholders, subject to any limitations set forth in our Articles, as amended by the Articles Extension (as long as their election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought). Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $180,800,443.75 of marketable securities as of April 14, 2023. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Articles Extension Date or our earlier liquidation.

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To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Meeting (or May 4, 2023). You may tender your shares by delivering or tendering your shares (and share certificate(s) (if any) and other redemption forms) electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system.. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its Public Shares.

As of April 14, 2023, there was approximately $180,800,443.75 of marketable securities in the Trust Account. If the Articles Extension Proposal is approved and the Company extends a business combination period to last through May 8, 2024, or such earlier date as may be determined by our Board in its sole discretion, the redemption price per share as of the date of the meeting for the approval of an initial business combination or the Company’s subsequent liquidation may be a different amount in comparison to the current redemption price of approximately $10.40 per share under the terms of our current Articles and Trust Agreement.

Vote Required for Approval

A special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Company’s ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting, is required to approve the Articles Extension Proposal. Assuming the presence of a quorum at the Meeting, abstentions, broker non-votes or the failure to vote on the Articles Extension Proposal will have no effect on the vote concerning the Articles Extension Proposal.

Full Text of Resolution

The full text of the Resolution is set out in Annex A.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ARTICLES EXTENSION PROPOSAL.

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U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Public Shares redeemed for cash if the Articles Extension Proposal is approved. This discussion applies only to Public Shares that are held as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances, including the alternative minimum tax or the Medicare tax on investment income, or the consequences to holders subject to special rules, including:

●	our Sponsor, directors and officers and their respective affiliates;

●	financial institutions, insurance companies or other financial services entities;

●	broker-dealers or other persons that are subject to the mark-to-market method of accounting;

●	tax-exempt organizations, qualified retirement plans, individual retirement accounts or other tax deferred accounts;

●	governments or agencies or instrumentalities thereof;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired Public Shares pursuant to an exercise of employee share options or otherwise as compensation;

●	persons that hold Public Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	persons whose functional currency is not the U.S. dollar; or

●	persons that are subject to the applicable financial statement accounting rules under Section 451(b) of the Code.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the IRS regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

As used herein, a “U.S. Holder” is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States,

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●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

●	an estate whose income is subject to U.S. federal income tax regardless of its source, or

●	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER, AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Redemption Treated as Sale or Distribution

Subject to the PFIC rules discussed below under “PFIC Considerations,” if a U.S. Holder’s Public Shares are redeemed pursuant to the redemption provisions described in this proxy statement, the U.S. federal income tax consequences to such holder will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Public Shares, a U.S. Holder will be treated as described below under the section entitled “Taxation of Sale or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “Taxation of Distributions.”

The redemption of Public Shares will generally qualify as a sale of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

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The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the Public Shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the Public Shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and such U.S. Holder does not constructively own any other shares. The redemption of Public Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining shares, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions.

Subject to the PFIC rules discussed below under “PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a distribution, such distribution will generally be treated a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if Public Shares are readily tradable on an established securities market in the United States, provided that we are not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain other requirements are met. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any dividends paid with respect to Public Shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares and will be treated as described below under the section entitled “Taxation of Sale or Other Taxable Disposition of Public Shares.” However, we do not currently maintain calculations of our earnings and profits in accordance with U.S. federal income tax principles. U.S. Holders should therefore assume that any amounts treated as a distribution as a result of a redemption of Public Shares will be reported as dividend income.

Taxation of Sale or Other Taxable Disposition of Public Shares.

Subject to the PFIC rules discussed below under “PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

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PFIC Considerations

Generally

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets. For this purpose, cash generally is treated as held for the production of passive income. The determination of whether a foreign corporation is a PFIC is made annually. Once a foreign corporation is treated as a PFIC it is, with respect to a shareholder during the time it qualifies as a PFIC, and subject to certain exceptions, always treated as a PFIC with respect to such shareholder, regardless of whether it satisfied either of the qualification tests in subsequent years.

Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (1) no predecessor of the foreign corporation was a PFIC; (2) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the foreign corporation is not in fact a PFIC for either of those years.

PFIC Status of The Company

Based upon the composition of our income and assets, and our expectations regarding the timing of the completion of an initial business combination, we believe that we will not be eligible for the startup exception and therefore that we have been a PFIC since our first taxable year.

Default PFIC Rules

If we are a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make a timely and effective “qualified election fund” (“QEF”) election for our first taxable year as a PFIC in which the U.S. Holder held Public Shares, a QEF election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

●	any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares, which would include a redemption of Public Shares if such redemption is treated as a sale under the rules discussed above; and

●	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares), which may include a redemption of Public Shares if such redemption is treated as a distribution under the rules discussed above.

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Under the Default PFIC Regime:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Public Shares;

●	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

QEF Election

In general, if we are determined to be a PFIC, a U.S. Holder may avoid the PFIC tax consequences described above in respect of its Public Shares by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such U.S. Holder’s tax return for the taxable year for which the election relates.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621, including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

If a U.S. Holder makes a QEF election after our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Public Shares, the adverse PFIC tax consequences (with adjustments to take into account any current income inclusions resulting from the QEF election) will continue to apply with respect to such Public Shares unless the U.S. Holder makes a purging election under the PFIC rules. Under the purging election, the U.S. Holder will be deemed to have sold such Public Shares at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, taxed under the PFIC rules described above. As a result of the purging election, the U.S. Holder will have a new basis and holding period in such Public Shares for purposes of the PFIC rules.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the U.S. Holder to make and maintain a QEF election, but there is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a U.S. Holder has made a QEF election with respect to its Public Shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares or as a result of a purging election, as described above), any gain recognized on the sale of the Public Shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such U.S. Holders. The tax basis of a U.S. Holder’s shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends, under the above rules.

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Mark-to-Market Election

Alternatively, a U.S. Holder may make an election to mark marketable shares in a PFIC to market on an annual basis. PFIC shares generally are marketable if they are (i) “regularly traded” on a national securities exchange that is registered with the SEC or on the national market system established under Section 11A of the Securities and Exchange Act of 1934, or (ii) “regularly traded” on any exchange or market that the Treasury Department determines to have rules sufficient to ensure that the market price accurately represents the fair market value of the shares. The Public Shares, which are listed on Nasdaq, should qualify as marketable shares for this purpose but there can be no assurance that the Public Shares will be “regularly traded.”

Pursuant to such an election, a U.S. Holder would include in each year as ordinary income the excess, if any, of the fair market value of such shares over its adjusted basis at the end of the taxable year. A U.S. Holder may treat as ordinary loss any excess of the adjusted basis of the shares over its fair market value at the end of the year, but only to the extent of the net amount previously included in income as a result of the election in prior years. A U.S. Holder’s adjusted tax basis in the PFIC shares will be increased to reflect any amounts included in income, and decreased to reflect any amounts deducted, as a result of a mark-to-market election. Any gain recognized on a disposition of Public Shares will be treated as ordinary income and any loss will be treated as ordinary loss (but only to the extent of the net amount of income previously included as a result of a mark-to-market election).

PFIC Reporting Requirements

If we are a PFIC, a U.S. Holder of Public Shares will be required to file an annual report on IRS Form 8621 containing such information with respect to its interest in a PFIC as the IRS may require. Failure to file IRS Form 8621 for each applicable taxable year may result in substantial penalties and result in the U.S. Holder’s taxable years being open to audit by the IRS (potentially including with respect to items that do not relate to a U.S. Holder’s investment in the Public Shares) until such forms are properly filed.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES ON THE REDEMPTION OF CLASS A ORDINARY SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Information Reporting and Backup Withholding

Dividend payments with respect to the Public Shares and proceeds from the sale, exchange or redemption of the Public Shares may be subject to information reporting to the IRS and possible backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

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PROPOSAL NO 2: THE CONVERSION AMENDMENT PROPOSAL

Background

The proposed Conversion Amendment would amend the Company’s Articles to allow the Company to convert Class B ordinary shares to Class A ordinary shares for a one-for-one basis at any point prior to the business combination at the option of the holder. The complete text of the proposed amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. Even if approved, our Board retains the discretionary authority not to file the amendment implementing the Conversion Amendment if it subsequently determines that to do so would not be in the best interests of the Company and its shareholders.

Reasons for the Conversion Amendment

Our Articles provide that the Class B ordinary shares shall automatically become convertible into Class A ordinary shares on a one-for-one bases upon the consummation of a business combination. The purpose of the Conversion Amendment is to allow the holders of Class B ordinary shares to convert their Class B ordinary shares at any point in time prior to the business combination. Together with the Articles Extension Proposal, this additional proposal will give the Company further flexibility to retain shareholders and meet Nasdaq continued listing requirements in the event that the Articles Extension is approved and redemptions otherwise cause the Company to no longer be in compliance with Nasdaq’s listing standards.

If the Conversion Amendment is Approved

If the Conversion Amendment Proposal is approved and implemented, the Conversion Amendment in the form of Annex B hereto will, upon adoption by the shareholders, be effective. We will then continue to attempt to consummate an initial business combination until the Articles Extension Date.

The closing of the Investment is conditioned upon holders of Class B ordinary shares converting an aggregate of 4,312,499 Class B ordinary shares into 4,312,499 Class A ordinary shares, with the Sponsor retaining one Class B ordinary share. The as-converted Class A ordinary shares will remain subject to all of the restrictions applicable to the pre-conversion Class B ordinary shares, including the prohibition on transferring, assigning or selling such shares until the earlier to occur of: (A) one year after the completion of a business combination, subject to certain exceptions or (B) the date on which the Company completes a liquidation, merger, share exchange or similar transaction that results in the Company’s shareholders having the right to exchange their shares for cash, securities or other property, and the obligation to vote in favor of an initial Business Combination as described in the prospectus for our IPO. Additionally, upon conversion of any shares of Class B ordinary shares to Class A ordinary shares, such Class A ordinary shares shall still not be entitled to receive funds from the Trust Account through redemptions or otherwise.

If the Conversion Amendment Is Not Approved

If the Conversion Amendment is not approved, we will not amend our Articles to provide for the ability of holders of our Class B ordinary shares to convert such shares to Class A ordinary shares at the holder’s election. Instead, the Class B ordinary shares would only become convertible upon consummation of a business combination. Additionally, unless Investor waives the closing condition for holders of Class B ordinary shares to convert all but one Class B ordinary shares, the Investment will not be consummated. In the event the Articles Extension Proposal is approved and shareholder redemptions are processed in connection with such approvals, we may not have enough Class A ordinary shares outstanding to remain in compliance with Nasdaq continued listing standards, and Nasdaq may delist our securities. If Nasdaq delists our securities, we may have greater difficulty in completing a business combination.

Vote Required for Approval

A special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Company’s ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting, is required to approve the Conversion Amendment Proposal. Assuming the presence of a quorum at the Meeting, abstentions, broker non-votes or the failure to vote on the Conversion Amendment Proposal will have no effect on the vote concerning the Conversion Amendment Proposal.

Full Text of Resolution

The full text of the Resolution is set out in Annex B.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE CONVERSION AMENDMENT PROPOSAL.

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PROPOSAL NO 3: THE ADJOURNMENT PROPOSAL

Background

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented at the Meeting in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

In addition to an adjournment of the Meeting upon approval of the Adjournment Proposal, the Board is empowered under Cayman Islands law to postpone the Meeting at any time prior to the Meeting being called to order in accordance with the Articles. In such event, the Company will issue a press release and take such other steps as it believes are necessary and practical under the circumstances to inform its shareholders of the postponement of the Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Proposed Resolution

At the Meeting, the following resolution will be presented for adoption pursuant to the Director Election Proposal:

RESOLVED, as an ordinary resolution, that the Meeting be adjourned to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Extension Proposal or the Conversion Amendment Proposal presented at the Meeting.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. Accordingly, assuming that a quorum is present, a shareholder’s failure to vote, as well as an abstention and a broker non-vote, will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of April 14, 2023 by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of ordinary shares;

●	each of our executive officers and directors; and

●	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of ordinary shares beneficially owned by them. The following table is based on 17,400,000 Class A ordinary shares and 4,312,500 Class B ordinary shares issued and outstanding. The following table does not reflect the contemplated Founder Conversion, the consummation of the Investment, or any record or beneficial ownership of public or private warrants, as those warrants are not exercisable within 60 days of April 14, 2023.

Name and Address of Beneficial Owner(1)	Number of Class A Ordinary Shares Beneficially Owned		Approximate Percentage of Issued and Outstanding Class A Ordinary Shares(2)
5% or Greater Shareholders
Finnovate Sponsor, LP and affiliated entities(3)	4,237,500	(4)	19.5%

Saba Capital Management, L.P. (5)	1,315,272		6.1%
Cantor Fitzgerald Securities(6)	970,268		4.47%
Bank of Montreal(7)	1,065,739		4.91%
Directors and Executive Officers
David Gershon	-		-
Ron Golan	-		-
Jonathan Ophir	-		-
Mitch Garber	25,000		-
Gustavo Schwed	25,000		-
Nadav Zohar	25,000		-
All officers and directors as a group (six individuals)(3)	75,000	(4)	0.4%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is The White House, 20 Genesis Close, George Town, Grand Cayman KY1 1208, Cayman Islands..

(2)	Beneficial ownership percentage is calculated on the basis of 21,712,500 Class A ordinary shares (which includes 4,312,500 Class A ordinary shares issuable upon conversion of an equivalent number of Class B ordinary shares) as of April 14, 2023. Other than the foregoing conversion provisions, Class B ordinary shares have the same rights as Class A ordinary shares, except that only Class B ordinary shares have the right to vote in the election of directors, as described below

38

(3)	The shares reported in this row are held of record by our Sponsor, Finnovate Sponsor L.P., a Delaware limited partnership. Finnovate Sponsor LLC, a Delaware limited liability company that is wholly-owned by Mr. Gershon, Mr. Golan and Mr. Uri Chaitchik, serves as the sole general partner of our Sponsor. Mr. Gershon, Mr. Golan and Mr. Chaitchik serve as the directors of the general partner, and make all investment and voting decisions by majority vote. The limited partnership interests of our Sponsor are held by various individuals and entities. Mr. Gershon, Mr. Golan and Mr. Chaitchik disclaim beneficial ownership of the securities held by our Sponsor other than to the extent of their direct or indirect pecuniary interest in such securities. Each of our officers and directors are direct and indirect members of our Sponsor, or have direct or indirect economic interests in our Sponsor. Mr. Chaitchik serves the company as Senior Consultant.

(4)	These shares consist solely of Founder Shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares on the first business day following our initial business combination on a one-for-one basis, subject to adjustment (unless the Conversion Amendment Proposal is approved and implemented).

(5)	Based on the Schedule 13G/A filed with the SEC on February 14, 2023, the ordinary shares are beneficially owned by Saba Capital Management, L.P., Saba Capital Management GP, LLC and Boaz R. Weinstein, each of which has a business office address of 405 Lexington Avenue, 58th Floor, New York, New York 10174. The funds and accounts advised by Saba Capital have the right to receive the dividends from and proceeds of sales from the ordinary shares.

(6)	Based on the Schedule 13G filed with the SEC on August 17, 2022, the ordinary shares are beneficially owned by Cantor Fitzgerald Securities (“CFS”). CF Group Management, Inc. (“CFGM”) is the managing general partner of Cantor Fitzgerald, L.P. (“Cantor”) and directly or indirectly controls the managing general partner of CFS. Mr. Lutnick is Chairman and Chief Executive of CFGM and trustee of CFGM’s sole stockholder. Cantor, indirectly, holds a majority of the ownership interests of CFS. As such, each of Cantor, CFGM and Mr. Lutnick may be deemed to have beneficial ownership of the securities directly held by CFS. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. Each of Cantor, CFGM and Mr. Lutnick has a business office address of 110 East 59th Street, New York, New York 10022.

(7)

Based on the Schedule 13G/A filed with the SEC on February 6, 2023, the ordinary shares are beneficially owned by Bank of Montreal. The beneficial ownership of the ordinary shares as reported in the Schedule 13G/A was as follows: Bank of Montreal (1,065,739 ordinary shares), Bank of Montreal Holding Inc. (18,939 ordinary shares), BMO Nesbitt Burns Holdings Corporation (18,939 ordinary shares), BMO Nesbitt Burns Inc. (18,939 ordinary shares), BMO Financial Corp. (721,800 ordinary shares), BMO Capital Markets Corp. (721,800 ordinary shares) and 325,000 ordinary shares beneficially owned by an unidentified entity. Each of Bank of Montreal, Bank of Montreal Holding Inc., BMO Nesbitt Burns Holdings Corporation, BMO Nesbitt Burns Inc., BMO Financial Corp. and BMO Capital Markets Corp. has a business office address of 100 King Street West, 21st Floor, Toronto, Ontario, M5X 1A1, Canada.

39

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

Our corporate website address is https://www.finnovateacquisition.com/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Articles Extension Proposal, the Conversion Amendment Proposal and the Adjournment Proposal, by contacting the Company’s proxy solicitor at the following address and telephone number:

Karen Smith

President & CEO

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Toll Free: (877) 870-8565

Collect: (206) 870-8565

(banks and brokers can call collect at (206) 870-8565)

Email: ksmith@advantageproxy.com

You may also contact us at the following address, email and telephone number:

Ron Golan, Director and Chief Financial Officer, c/o Finnovate Acquisition Corp., The White House, 20 Genesis Close, George Town, Grand Cayman KY1 1208, Cayman Islands email: ron@finnovateacquisition.com; telephone: +1 (347)743-4664.

In order to receive timely delivery of the documents in advance of the Meeting, you must make your request for information no later than May 3, 2023.

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ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

FINNOVATE ACQUISITION CORP.

[      ], 2023

RESOLVED, as special resolutions, that:

(i) Article 49.7 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“In the event that the Company does not consummate a Business Combination within 30 months from the consummation of the IPO or such earlier date as determined by the board of Directors, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and.

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(ii) Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or an amendment to these Articles prior thereto or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 30 months from the consummation of the IPO or such earlier date as determined by the board of Directors, or such later time as the Members may approve in accordance with the Articles; or

(b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

A-1

ANNEX B

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

FINNOVATE ACQUISITION CORP.

[      ], 2023

RESOLVED, as special resolutions, that:

(i) Article 17.2 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“Class B Shares shall convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”) (a) at any time and from time to time at the option of the holder thereof and (b) automatically concurrently with or immediately following the closing of the Business Combination

(ii) Article 17.3 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and related to the consummation of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares at the time of the consummation of a Business Combination at a ratio for which the Class B Shares shall convert into Class A Shares will be adjusted (unless the holders of a majority of the Class B Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, on an as-converted basis, in the aggregate, 20 per cent of (i) the sum of all Class A Shares and Class B Shares in issue upon completion of the IPO; minus the number of Class A Shares issued upon any previous conversion of Class B Shares; (iii) plus all Class A Shares and Equity-linked Securities issued or deemed issued in connection with a Business Combination, excluding any Shares or Equity-linked Securities issued, or to be issued, to any seller in a Business Combination.

(iii) Article 49.10 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to the Class B Ordinary Share Conversion Article hereof where the holders of such Shares have waived any right to receive funds from the Trust Fund, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a) receive funds from the Trust Account; or

(b) vote as a class with Public Shares on a Business Combination.”

B-1

PROXY CARD

Finnovate Acquisition Corp.
 The White House

20 Genesis Close, George Town,

Grand Cayman KY1 1208, Cayman Islands

EXTRAORDINARY GENERAL MEETING

OF

Finnovate Acquisition Corp.

May 8, 2023

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

Finnovate Acquisition Corp.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING OF THE COMPANY TO BE HELD ON

May 8, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated April 27, 2023, (the “Proxy Statement”) in connection with the extraordinary general meeting of Finnovate Acquisition Corp. (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at 9:00 a.m. Eastern time/ 3:00 p.m. local (Israeli) time on May 8, 2023 at the office of Ryze Beyond Ltd at 6 Yitzhak Sadeh Street, Tel Aviv-Yafo, 677750, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed, for the sole purpose of considering and voting upon the following proposals, and hereby appoints David Gershon and Ron Golan, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, held of record as of April 14, 2023, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2 AND PROPOSAL NO. 3, CONSTITUTING THE ARTICLES EXTENSION PROPOSAL, THE CONVERSION AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL, RESPECTIVELY.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the
Extraordinary General Meeting, to be held on May 8, 2023:

The notice of meeting and the accompanying Proxy Statement are available at

https://www.cstproxy.com/finnovateacquisition/2023.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2 AND, IF PRESENTED, PROPOSAL NO. 3.	Please mark ☒ votes as indicated in this example

Proposal No. 1 – Articles Extension Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve, by way of special resolution, an amendment to the Company’s amended and restated memorandum and articles of association in the form set forth in Annex A of the accompanying proxy statement, to extend the date by which the Company would be permitted to consummate an initial business combination from May 8, 2023 to May 8, 2024, as well as to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date, pursuant to the resolution set forth in Proposal No. 1 of the accompanying proxy statement.	☐	☐	☐

Proposal No. 2 – Conversion Amendment Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve, by way of special resolution, an amendment to the Company’s amended and restated memorandum and articles of association in the form set forth in Annex B of the accompanying proxy statement to provide for the right of a holder of Class B ordinary shares, par value $0.0001 per share to convert such shares into Class A ordinary shares, par value $0.0001 per share on a one-for-one basis prior to the closing of a business combination at the election of the holder, pursuant to the resolution set forth in Proposal No. 2 of the accompanying proxy statement.	☐	☐	☐

Proposal No. 3 – Adjournment Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. 1 or Proposal No. 2, pursuant to the resolution set forth in Proposal No. 3 of the accompanying proxy statement.	☐	☐	☐

Date: _______________, 2023

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2 AND PROPOSAL NO. 3. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.